UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

1200 West Platt Street, Suite 1000 Tampa, Florida 33606 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	LMFAW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01.  Entry into a Material Definitive Agreement

On August 14, 2020, LM Funding America, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC (the “Underwriter”) with respect to the issuance and sale, in an underwritten public offering (the “Offering”), of (i) 8,300,000 units (the “Units”), with each Unit being comprised of one share of Company common stock, par value $0.001 per share (“Common Stock”), and one warrant to purchase one share of Common Stock (the “Common Warrants”), (ii) 1,700,000 pre-funded units (the “Pre-Funded Units”), with each Pre-Funded Unit being comprised of one pre-funded warrant to purchase one share of Common Stock at an exercise price of $.01 per share (the “Pre-Funded Warrants”) and one Common Warrant. Each Unit was sold for a price of $0.90 per Unit, and each Pre-Funded Unit was sold for a price of $0.89 per Pre-Funded Unit.   The shares of Common Stock and Common Warrants included in the Units, and the Common Warrants and Pre-Funded Warrants included in the Pre-Funded Units, were offered together, but the securities included in the Units and Pre-Funded Units are issued separately.

Pursuant to the Underwriting Agreement, the Company has granted the Underwriter a 45-day option to purchase up to an additional 1,200,000 shares of Common Stock and/or 1,200,000 Common Warrants at the public offering price (the “Over-Allotment”). The Underwriter received an underwriting discount equal to 8.0% of the aggregate gross proceeds raised in the Offering. The Company also agreed to reimburse the Underwriter for reasonable out-of-pocket expenses related to the Offering, including, without limitation, the reasonable fees and expenses of counsel to the Underwriter, up to $90,000.

The Common Warrants are immediately exercisable at a price of $0.90 per share of Common Stock, subject to adjustment in certain circumstances, and will expire five years from the date of issuance. The Common Warrants contain a full-ratchet anti-dilution exercise price adjustment upon the issuance of any Common Stock, securities convertible into Common Stock or certain other issuances at a price below the then-existing exercise price of the Common Warrants, with certain exceptions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and agreements made by the parties in the Underwriting Agreement were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties, and should not be deemed to be a representation, warranty or agreement to or in favor of any other party. In addition, the assertions embodied in any representations, warranties and agreements contained in the Underwriting Agreement may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or agreements were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and agreements should not be relied on as accurately representing the current state of the Company’s affairs at any time.  Under the Underwriting Agreement, the Company is prohibited, for a period of ninety (90) days after the closing, from effecting or entering into an agreement to issue Common Stock or any other securities that are at any time convertible into, or exercisable or exchangeable for, or otherwise entitle the holder thereof to receive, Common Stock, with certain customary exceptions.

The Offering closed on August 18, 2020. A registration statement on Form S-1 relating to the Offering (File No. 333-240015) was declared effective by the Securities and Exchange Commission on August 14, 2020. The Offering is being made only by means of a prospectus forming a part of the effective registration statement. Simultaneously with the closing, the Company sold 200,000 additional shares of Common Stock and 1,200,000 additional Common Warrants in connection with the partial exercise of the Over-Allotment.

The net proceeds of the Offering are approximately $7.96 million, after deducting the underwriting discounts and commissions and offering expenses and assuming no exercise of the Common Warrants (and before any exercise of the Over-Allotment). The Company intends to use the net proceeds from the Offering for general corporate purposes, including working capital.

As a result of the closing of the Offering, the sale of 200,000 additional shares of Common Stock pursuant to the Over-Allotment on the date of closing, and the exercise of 1,050,000 Pre-Funded Warrants as of the closing date, the Company had 14,618,799 shares of Common Stock outstanding as of close of business on August 18, 2020 (which excludes 650,000 Pre-Funded Warrants which remained outstanding as of such time).

The foregoing descriptions of the Underwriting Agreement, the form of Common Warrant, and the form of Pre-Funded Warrant are subject to, and qualified in their entirety by such documents attached herewith as Exhibits 1.1, 4.1, and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The disclosures in this Current Report on Form 8-K and in the attached press releases shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Item 8.01. Other Events.

On August 14, 2020, the Company issued a press release regarding the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 18, 2020, the Company completed the Offering and issued a press release regarding the completion of the Offering. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of August 14, 2020, by and between LM Funding America, Inc. and Maxim Group LLC

4.1	Form of Common Warrant

4.2	Form of Pre-Funded Warrant

99.1	Press release issued August 14, 2020

99.2	Press release issued August 18, 2020

***

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties.   Investors should refer to the

risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Dated: August 18, 2020